UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2006

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

_____________________________

Maryland (State or other jurisdiction of Incorporation)	001-32447 (Commission File Number)	30-0228584 (I.R.S. Employer Identification No.)
4860 Cox Road, Suite 300 Glen Allen, Virginia (Address of principal executive offices)		23060 (Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosures

On September 25, 2006, Saxon Capital, Inc. (the “Company”) announced that the Company has made a change to its dividend declaration schedule for the third quarter of 2006 compared to the Company’s past practice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On September 25, 2006, the Company issued an internal communication from the CEO updating its associates on the progress of the previously announced Morgan Stanley transaction. A copy of the internal communication is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated September 25, 2006.

99.2	Internal communication dated September 25, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2006	SAXON CAPITAL, INC.
By: /s/Carrie J. Pettitt Carrie J. Pettitt
Vice President and Controller

INDEX TO EXHIBITS

Exhibits

99.1	Press Release dated September 25, 2006.

99.2	Internal communication dated September 25, 2006.